Exhibit 10.10
                                                                      As Amended
                                                                   June 30, 1993

                                                                      As Amended
                                                                   June 20, 1996

                              DEL WEBB CORPORATION
                       EXECUTIVE LONG-TERM INCENTIVE PLAN

                 ARTICLE 1. ESTABLISHMENT, PURPOSE, AND DURATION

         1.1 Establishment of the Plan. Del Webb Corporation, an Arizona corporation (hereinafter referred to as the "Company"), hereby established an incentive compensation plan to be known as the "Dell Webb Corporation Executive Long-Term Incentive Plan" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Restricted Stock, Performance Units, and other Share-based Awards.

         Upon approval by the Board of Directors of the Company, subject to ratification by an affirmative vote of a majority of Shares of the Common Stock present and untitled to vote at the November 20, 1991 annual shareholders meeting at which a quorum is present, the Plan shall become effective as of November 20, 1991 (the "Effective Date"), and shall remain in effect as provided in Section 1.3 herein.

         1.2 Purpose of the Plan. Is to promote the success, and enhance the value of the Company by linking the personal interests of Participants to those of Company shareholders, and by providing Participants with an incentive for outstanding performance.

         The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants upon whose judgement, interest, and special effort the successful conduct of its operation largely is dependent.

         1.3 Duration of the Plan. Subject to approval by the Board of Directors of the Company and ratification by the shareholders of the Company, the Plan shall commence on the Effective Date, as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Article 14 herein, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, in no event may an Award be granted under the Plan on or after November 19, 2001.

                     ARTICLE 2. DEFINITIONS AND CONSTRUCTION

         2.1 Definitions. Whenever used in a Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

                  (a) "Award" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Restricted Stock, Performance Units, or other Share-based Awards.

                  (b) "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

                  (c) "Board" or "Board or Directors" means the Board of Directors of Del Webb Corporation.

                  (d) "Cause" means: (i) will and gross misconduct on the part of a Participant that is materially and demonstrably detrimental to the Company or (ii) the commission by a Participant of one or more acts which constitute an indictable crime under United States Federal, state, or local law. "Cause" under either (i) or (ii) shall be determined in good faith by a written resolution duly opted by the affirmative vote of not less than two-thirds (2/3rds) of all the Directors at a meeting duly called and held for that
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         purpose after reasonable  notice to the Participant and opportunity for the Participant and his or her legal counsel to be heard.

                  (e) "Change in Control" of the Company shall mean a change in control of a nature that would be required to be reported in response to Item 1(a) of form 8-K pursuant to Section 13 or 15(d) of the Exchange Act, whether or not so reportable. A Change in Control shall be deemed to have occurred if:

                                    (i) Any Person,  excluding affiliates of the
                           Company as of the Effective Date, is or becomes the Beneficial Owner, Directly or indirectly, of securities of the company representing twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of Directors' provided, however, that this provision shall not apply to any such acquisition of the
                           Company's securities if there is no change in the majority of the Board (as hereinafter defined) following such acquisition. For purposes of the Plan, a "change in the majority" of the Board shall occur at the point in time at which a majority of the Directors constituting the board are persons other than those serving on the Board on the Effective Date (Incumbents"), those serving on the Board pursuant to nomination or appointment thereto by a majority of Incumbents (Successors"), and those serving on the Board pursuant to nomination or appointment thereto by a majority of a Board composed of Incumbents and/or Successors" or

                                    (ii)  Within  two (2)  years  after a tender
                           offer or exchange offer for the voting stock of the Company (other than by the Company and other than offers successfully opposed by the Company), or as a result of a merger, consolidation, sale of assets or contested election, of any combination of the foregoing, there is a change in the majority of the Board (for purposes hereof, the term "Board" as used in this sentence shall include the Board of Directors of the entry which succeeds to the business and operations of the Company); provided, however, that the foregoing events shall not be deemed to be a Change in Control if the transaction, transactions, or elections causing such change shall have been approved by the affirmative vote of at least a majority of the members of the Board in offices as of the Effective Date, or of a Board composed of Incumbents and/or Successors.

                  (f) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  (g) "Committee" means the committee, as specified in Article 3, appointed by the Board to administer the Plan with respect to grants of Awards.

                  (h)  "Company"   means  Del  Webb   Corporation,   an  Arizona
         corporation (including any and all Subsidiaries), or any successor thereto as provided in Article 17 herein.

                  (i) "Director" means any individual who is a member of the Board of Directors of the Company.

                  (j) "Disability" means a permanent and total disability, within the meaning of Code Section 22(e)(3), as determined by the Committee in good faith, upon receipt of sufficient competent medical advice from one or more individuals, selected by the Committee, who are qualified to give professional medical advice.

                  (k) "Employee" means any full-time, nonunion employee of the Company. Directors who are not otherwise employed by the Company shall not be considered Employees under this Plan.

                  (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor Act thereto.

                  (m) "Fair Market Value" means the average of the highest and lowest quoted selling prices for Shares on the relevant date, or (if there were no sales on such date) the weighted average of the means between the highest and lowest quoted selling prices on the nearest day before and the nearest day after the relevant date, as prescribed by Treasury Regulation 20.2031- 2(b)(2), as reported in the Wall Street Journal or a similar publication selected by the Committee.

                  (n) "Incentive Stock Option" or "ISO" means an option to purchase Shares, granted under Article 6 herein, which is designated as an Incentive Stock Option and is intended to meet the requirements of
         Section 422A of the Code.
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                  (o)  "Insider"  shall mean an Employee  who is, at the time in
         Award is made under this Plan, an insider pursuant to Section 16 of the Exchange Act.

                  (p) "Nonqualified Stock Option" or "NQSO" means an option to purchase Shares, granted under Article 6 herein, which is not intended to be an Incentive Stock Option.

                  (q) "Option" means an Incentive Stock Option or a Nonqualified Stock Option.

                  (r) "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee.

                  (s) "Parent" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

                  (t) "Participant" means an Employee of the Company who has outstanding an Award granted under the Plan.

                  (u) "Performance Unit" means an Award granted to an Employee pursuant to Article 8 herein.

                  (v) "Period of Restriction" means the period during which the transfer to Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, at its discretion), and the Shares are subject to a substantial risk of forfeiture as provided in Article 7 herein.

                  (w) "Person"  shall have the meaning  ascribed to such term in
         Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d).

                  (x) "Restricted Stock" means an Award granted to a Participant pursuant to Article 7 herein.

                  (y) "Retirement" means a voluntary termination of employment by a Participant who has less than ten (10) years of service with the Company at or after age sixty-five (65), or voluntary termination at or after age fifty-five (55) for Participants who have at least ten (10) years of service with the Company as of the date of employment termination.

                  (z) "Shares" means the shares of common stock of Del Webb Corporation.

                  (aa) "Subsidiary" means any corporation in which the Company owns directly, or indirectly through subsidiaries, at least fifty percent (50%) of the total combined voting power of all classes of stock, or any other entity (including, but now limited to, partnerships and joint ventures) in which the Company owns at least fifty percent (50%) of the combined equity thereof.

         2.2 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular and the singular shall include the plural.

         2.3 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining part of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

                            ARTICLE 3. ADMINISTRATION

         3.1  The  Committee.  The  Plan  shall  be  administered  by the  Human
Resources Committee of the Board, or by any other Committee appointed by the Board consisting of not less than two (2) Directors who are not Employees. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.

         Except as permitted under Section 16b-3(c)(i)(A), (B), (C), and (D), no member of the Committee shall have received a grant of any Award under the Plan or any similar Plan of the Company or any of its Subsidiaries while serving on the Committee, or shall have so received such a grant at any time within one (1) year prior to his or her service on the Committee, or, if different, for the time period just necessary to
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fulfill the then current  Rule 16b-3  requirements  under the Exchange  Act, the
Board of Directors may appoint a new Committee so as to comply with Rule 16b-3.

         3.2 Authority of the Committee. The Committee shall have full power except as limited by law or by the Articles of Incorporation or Bylaws of the Company, and subject to the provisions herein, to determine the size and types of Awards; to determine the terms and conditions of such Awards in a manner consistent with the Plan; to cancel and reissue any Awards granted hereunder; to construe and interpret the Plan and any agreement of instrument entered into under the Plan; to establish, amend, or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 14 herein) to amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its authorities as identified hereunder.

         3.3 Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board of Directors shall be final, conclusive, and binding on all persons, including the Company, its stockholders, Employees, Participants, and their estates and beneficiaries.

                      ARTICLE 4. SHARES SUBJECT TO THE PLAN

         4.1 Number of Shares. Subject to adjustment as provided in Section 4.3 herein, the total number of Shares available for grant under the Plan may not exceed seven hundred fifty thousand (750,000). These seven hundred fifty thousand (750,000) Shares may be either authorized by unissued or reacquired Shares.

         4.2 Lapsed Awards. If any Award granted under this Plan is concealed, terminates, expires, or lapses, for any reason, any Shares subject to such Award again shall be available for the grant of an Award under the Plan.

         4.3 Adjustments in Authorized Shares. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share combination, or other change in the corporate structure of the Company affecting the Shares, such adjustment shall be made in the number and class of Shares which may be delivered under the Plan, and in the number and class of and/or price of Shares subject to outstanding Options and Restricted Stock granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; and provided that the number of Shares subject to any Aware shall always be a whole number.

                    ARTICLE 5. ELIGIBILITY AND PARTICIPATION

         5.1 Eligibility. Persons eligible to participate in this Plan include all officers and key Employees of the Company, as determined by the Committee, including Employees who are members of the Board, but excluding Directors who are not Employees.

         5.2 Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees, those to whom Awards shall be granted an Award under this Plan. In addition, nothing in this Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.
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                            ARTICLE 6. STOCK OPTIONS

         6.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Employees at any time and from time to time as shall be determined by the Committee. The Committee shall have discretion in determining the number of Shares subject to Options granted to each Participant. The Committee may grant ISOs, NQSOs, or a combination thereof. Nothing in this
Article 6 shall be deemed to prevent the grant of NQSOs in excess of the maximum established by Section 422A of the Code.

         6.2 Option Agreement. Each Option grant shall be evidenced by an Option Agreement that shall specify the Option Price the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine. The Option Agreement also shall specify whether the Option is intended to be an ISO within the meaning of Section 422A of the Code, or a NQSO whose grant is intended to fall under the Code provisions of Section 422A

         6.3 Option Price. The Option Price for each grant of an Option shall be determined by the Committee; provided that in the case of an ISO, the Option Price shall not be less than one hundred percent (100%) of the Full Market Value of such Share on the date the Option is granted; and, provided further, that in the case of a NQSO, the Option Price shall not be less than eighty-five percent (85%) of the Fair Market Value of each Share on the date the Option is granted.

         6.4 Expiration of Options. Each Option shall expire at such times as the Committee shall determine at the time of grant provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant.

         6.5 Exercise of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant. However, in no event may any Option granted under this Plan become exercisable prior to six (6) months following the date of its grant.

         6.6 Payment. Options shall be exercised by the Delivery of a written notice of exercise to the Secretary of the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied, by full payment for the Shares.

         The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent, or (b) by tendering previously acquired Shares having Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price), or (c) by a combination of (a) and
(b).

         The Committee also may allow cashless exercise as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be considered with the Plan's purpose and applicable law. The proceeds from such a payment shall be added to the general funds of the Company and shall be used for general corporate purposes.

         As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

         6.7 Restrictions on Share Transferability. The Committee shall impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan, as it may deem advisable, including, without limitations, restrictions under applicable Federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.
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         6.8 Termination of Employment Due to Death, Disability, or Retirement.

                  (a) Termination by Death. In the even the employment of the Participant is terminated by reason of death any outstanding Options granted to that Participant which are vested as of the date of death shall remain exercisable at any time prior to their expiration date, or for one (1) year after the date that employment was terminated, whichever period is shorter, by such person or persons as shall have been named as the Participant's beneficiary, or by such persons that have acquired the Participant's rights under the Option by will or by the laws of descent and distribution.

                  The person of any outstanding Option which is deemed vested under this Plan as of the date of employment termination shall be determined according to the following guidelines:

                           (i) The portion of the Option which is exercisable as
                  of  the   date  of   employment   termination   shall   remain
                  exercisable;

                           (ii) The  percentage  vesting  of the  portion of the
                  Option which otherwise would have vested at the end of the year in which employment termination occurs, will equal a fraction, the numerator of which is the number of full weeks of employment during the year in which employment termination occurs, and the denominator of which is fifty-two (52); and

                           (iii) The portion of the Option which is scheduled to
                  vest in a year which begins after the end of the year in which employment termination occurs, shall be forfeited by the Participant and returned to the Company (and shall once again be available for grant under the Plan).

                  Any Options  which are not vested as of the date of employment
         termination  shall  expire  immediately,   and  may  not  be  exercised
         following  such time.

                  (b) Termination by Disability. In the event the employment of a Participant is terminated by reason of Disability, any outstanding Options granted to that Participant which are vested as of the date the Committee determines the definition of Disability to have been satisfied, shall remain exercisable at any time prior to their expiration date, or for one (1) year after the date that the Committee determines the definition of Disability to have been satisfied, whichever period is shorter.

                  The portion of any outstanding Option which is deemed vested as of the effective date of Disability is determined to have been satisfied by the Committee shall be determined pursuant to the guidelines set forth in Subparagraphs (a)(i) through (a)(iii) of this section 6.8.

                  Any Options which are not vested as of the date that the Committee determines the definition of Disability to have been satisfied, shall expire immediately, and may not be exercised following such date.

                  (c) Termination by Retirement. In the event the employment of a Participant is terminated by reason of Retirement, any outstanding Options granted to that Participant which vested as of the effective date of retirement, shall remain exercisable at any time prior to their expiration date, or for three (3) years after the effective date of Retirement, whichever period is shorter.

                  The portion of any outstanding Option which is deemed vested as of the effective date of Retirement shall be determined pursuant to the guidelines set forth in Subparagraphs (a)(i) through (a)(iii) of this Section 6.8.

                  Any Options which are not vested as of the effective date of Retirement shall expire immediately, and may not be exercised following such date.

                  (d) Exercise Limitations on ISOs. In the case of ISOs, the tax treatment prescribed under Section 422A of the Internal Revenue Code of 1986, as amended, may not be available if the Options are not exercised within the Section 422A prescribed time periods after each of the various types of employment termination.

         Notwithstanding  the exercise  periods  described in Subparagraph  (a),
(b), and (c) above, the Committee shall have the authority, in its sole discretion, to accelerate the vesting of Options which are outstanding as of the date of employment termination for one of the reasons described in this Section 6.8.
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         6.9 Termination of Employment for Other Reasons. If the employment of a
Participant shall terminate for any reason (other than the reasons set forth in Section 6.8 or for Cause), all Options held by the Participant which are not vested as of the effective date of employment termination immediately shall be forfeited to the Company (and shall once again become available for grant under the Plan). However, the Committee in its sole discretion, shall have the right to immediately vest all or any portion of such Option, subject to such terms as the Committee, in its sole discretion, deems appropriate.

         Options which are vested as of the effective date of employment termination may be exercised by the Participant within the period beginning on the effective date of employment termination, and ending three (3) months after such date.

         If the employment of a Participant shall terminate for Cause, all outstanding Options held by the Participant immediately shall be forfeited to the Company and no additional exercise period shall be allowed, regardless of the vested status of the Options.

         6.10 Nontransferability of Options. No Option granted under the Plan may be sold transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all Options granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

                           ARTICLE 7. RESTRICTED STOCK

         7.1 Grant of Restricted Stock Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to eligible Employees in such amounts as the Committee shall determine.

         7.2 Restricted Stock Agreement. Each Restricted Stock grant shall be evidenced by a Restricted Stock Agreement that shall specify the Period of Restriction, or Periods, the number of Restricted Stock Shares granted, and such other provisions as the Committee shall determine.

         7.3 Transferability. Except as provided in this Article 7, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the
Restricted Stock Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Restricted Stock Agreement. However, in no event may any Restricted Stock granted under the Plan become vested in a Participant prior to six (6) months following the date of its grant. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant.

         7.4 Other Restrictions. The Committee shall impose such other restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, restrictions based upon the achievement of specific performance goals (Company-wide, divisional, and/or individual), and/or restrictions under applicable Federal or state securities laws; and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

         7.5 Certificate Legend. In addition to any legends placed on certificates pursuant to Section 7.4 herein, each certificate representing Shares of Restricted Stock granted pursuant to the Plan shall bear the following legend:

                  "The sale or other transfer of the Shares of Stock represented by this certificate, whether voluntary, involuntary, or by operations of law, is subject to certain restrictions on transfer as set forth in the Del Webb Corporation Executive Long-Term Incentive Plan and in a Restricted Stock Agreement. A copy of the Plan and such Restricted Stock Agreement may be obtained from the Secretary of Del Webb Corporation."

         7.6  Removal of  Restrictions.  Except as  otherwise  provided  in this
Article 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become, freely transferable by the Participant after the last day of the Period of Restriction. Once the Shares are released from the restrictions, the Participant shall be entitled to have the legend required by
Section 7.5 removed from his or her Share certificate.

         7.7 Voting Rights. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares.

         7.8 Dividends and Other Distributions. During the Period of Restriction, participants holding Shares of Restricted Stock granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those Shares while they are so held. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

         7.9 Termination of Employment. If the employment of a Participant shall terminate for any reason, all nonvested Shares of Restricted Stock held by the Participant upon the effective date of employment termination immediately shall be forfeited and returned to the Company (and shall once again become available for grant under the Plan). The number of Shares of Restricted Stock which are deemed vested as of the effective date of employment termination shall be determined pursuant to the guidelines set forth with respect to the vesting of Options, as specified in Sections 6.8 and 6.9 herein.

         With the exception of a termination of employment for Cause, the Committee, in its sole discretion, shall have the right to provide for lapsing of the restrictions on Restricted Stock following employment termination, upon such terms and provisions as it deems proper, provided that, no such lapsing of restrictions shall occur after the expiration date of the Restricted Stock.

                          ARTICLE 8. PERFORMANCE UNITS

         8.1 Grant of Performance Units. Subject to the terms of the Plan, Performance Units may be granted to eligible Employees at any time and from time to time, as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Performance Units granted to each Participant.

         8.2. Value of Performance Units. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units that will be paid out to the Participants. The time period during which the performance goals must be met shall be called a "Performance Period." Performance Periods shall, in all cases, exceed six (6) months in length.

         8.3 Earning of Performance Units. After the applicable Performance Period has ended, the holder of Performance Units shall be entitled to receive payout on the number of Performance Units, earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

         8.4. Form and Timing of Payment of Performance Units. Payment of earned Performance Units shall be made in a single lump sum, within forty-five (45) calendar days following the close of the applicable Performance Period. The Committee, in its sole discretion, may pay earned Performance Units in the form of cash or in Options (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned Performance Units at the close of the applicable Performance Period.

         Prior to the beginning of each Performance Period. Participants may elect to defer the receipt of Performance Unit payout upon such terms as the Committee deems appropriate.

         8.5 Termination of Employment due to Death, Disability, Retirement, or Involuntary Termination (without Cause). In the event the employment of a Participant is terminated by reason of death, Disability, Retirement, or involuntary termination without Cause during a Performance Period, the Participant shall receive a prorated payout of the Performance Units. The prorated payout shall be determined by the Committee, in its sole discretion, based upon the guidelines set forth with respect to the vesting of Options, as specified in Sections 6.8 and 6.9 herein and further adjusted based on the achievement of the preestablished performance goals.

         Payment of earned Performance Units shall be made at the same time payments are made to Participants who did not terminate employment during the applicable Performance Period.

         8.6 Termination of Employment for Other Reasons. In the event that a Participant terminates employment with the Company for any reason other than those reasons set fort in Section 8.5, all Performance Units shall be forfeited by the Participant to the company, and shall once again be available for grant under the Plan.

         8.7 Nontransferability. Performance Units may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated other than by will or by the laws of descent and distribution. Further a Participant's rights under the Plan shall be exercisable during the Participant's lifetime only by the Participant or the Participant's legal representative.

                       ARTICLE 9. OTHER SHARE-BASED AWARDS

         The Committee may grant other Share-based Awards under this Plan, including without limitation, those Awards pursuant to which Shares are or may in the future be acquired. Awards denominated in Share units, securities convertible into Shares and dividend equivalents. The Committee, in its sole discretion, shall determine the terms and conditions of such other Share- based Awards. Shares issued in connection with such other Share-based Awards shall be issued for such minimum consideration as shall be required by applicable law and such addition consideration, if any, as may be determined by the Committee.

         The Committee also may grant other Awards under this Plan which are not tied to the value of Shares, and shall determine the terms and conditions of such other Awards. The Committee may grant Awards under this Article 9 in tandem or combination with other Awards or each other, in exchange of other Awards, or in tandem or combination with, or as alternatives to grants or rights under any other employee plan of the Company, including any plan of any acquired entity. The Committee shall have the authority to determine the Participants for such Awards and all other terms and conditions of such other Awards. No amendment of this Plan is required for the creation of another type of Award.

                       ARTICLE 10. BENEFICIARY DESIGNATION

         Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Human Resource Department of the Company during the Participant's lifetime. In the absence of any such designation, benefits, remaining unpaid at the Participant's death shall be paid to the Participant's estate.

                              ARTICLE 11. DEFERRALS

         The Committee may permit a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option, the lapse or waiver of restrictions with respect to Restricted Stock, the satisfaction of any requirements of goals with respect to Performance Units, or the earning of other Share-based Awards. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

                         ARTICLE 12. RIGHTS OF EMPLOYEES

         12.1 Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.

         For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Subsidiaries (or between Subsidiaries) shall not be deemed a termination of employment.

         12.2 Participation. No Employee shall have the right to be selected to receive an Award under this Plan, or, having been so selected to be selected to receive a future Award.

                          ARTICLE 13. CHANGE IN CONTROL

         Upon  the  occurrence  of  a  Change  in  Control,   unless   otherwise
specifically prohibited by the terms of Section 18 herein:

                  (a) Any and all Options and other Share-based Awards granted hereunder shall become immediately exercisable;

                  (b) any restriction periods and restrictions imposed on Restricted Shares shall lapse, and within ten (10) business days after the occurrence of a Change in Control, the stock certificates representing Shares of Restricted Stock, without any restrictions or legend thereon, shall be delivered to the applicable Participants;

                  (c) The target value attainable under all Performance Units and other Share-based Awards shall be deemed to have been fully earned for the entire Performance Period as of the effective date of the Change in Control, except that all Performance Units and other Share-based Awards which shall have been outstanding less than six (6) months on the effective date of the Change in Control shall not be deemed to have earned the target value; and

                  (d) Subject to Article 14 herein, the Committee shall have the authority to make any modifications to the Awards as determined by the Committee to be appropriate before the effective date of the Change in Control.

              ARTICLE 14. AMENDMENT, MODIFICATION, AND TERMINATION

         14.1 Amendment, Modification, and Termination. With the approval of the Board, at any time and from time to time, the Committee may terminate, amend, or modify the Plan. However, without the approval of the stockholders of the Company (as may be required by the Code, by the insider trading rules of Section 16 of the Exchange Act, by any national, securities exchange or system on which the Shares are then listed or reported, or by a regulatory body having jurisdiction with respect hereto) no such termination, amendment, or modification may:

                  (a) Increase the total amount of Shares which may be issued under this Plan, except as provided in Section 4.3 herein; or

                  (b) Change the class of Employees eligible to participate in the Plan; or

                  (c) Materially increase the cost of the Plan or materially increase the benefits to Participants; or

                  (d) Extend the maximum period after the date of grant during which Options or other Share-based Awards may be exercised.

         14.2 Awards Previously Granted. No termination, amendment, or modification of the Plan shall in any manner adversely affect any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

                             ARTICLE 15. WITHHOLDING

         15.1 Tax Withholding. The Company shall have the power and the right to deduce to withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of this Plan.

         15.2 Share Withholding. With respect to withholding required upon the exercise of Options, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the maximum marginal total tax which could be imposed on the transaction. All elections shall be irrevocable, made in writing, signed by the Participant, and either:

                  (a) Delivered to the Committee at least six (6) months prior to the date specified by the Participant on which the taxable transaction (i.e., the exercise of the Option, the lapse of restrictions on Restricted Stock, etc.) is to occur; or

                  (b) Be made pursuant to an exercise of an Option or the vesting of an Award which occurs during a "window period." For this purpose, "window period" means the period beginning on the third (3rd) business day following the date of public release of the Company's quarterly sales and earnings information, and ending on the twelfth
         (12th) business day following such date.

                          ARTICLE 16. INDEMNIFICATION

         Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party of in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgement in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

                             ARTICLE 17. SUCCESSORS.

         All obligations of the company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

                         ARTICLE 18. REQUIREMENTS OF LAW

         18.1 Requirements of Law. The granting of Awards and issues of Shares under the Plan shall be subject to all applicable laws rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

         Notwithstanding any other provision set forth in the Plan, if required by the then current Rule 16b-3 of the Exchange Act, any "derivative security" or "equity security" offered pursuant o the Plan to any Insider may not be sold or transferred for at least six (6) months after the date of grant of such Award, except in the case of the death, disability, or termination of employment of the Participant. The terms of "equity security" and "derivative security" or termination of employment of the Participant. The terms of "equity security" and derivative security shall have the meanings ascribed to them in the then current Rule 16b-3 of the Exchange Act.

         18.2 Governing Law. To the extent not preempted by Federal law, the Plan and the agreements hereunder, shall be construed in accordance with governed by the laws of the State of Arizona.

                                 FIRST AMENDMENT
                                     TO THE
                              DEL WEBB CORPORATION
                       EXECUTIVE LONG-TERM INCENTIVE PLAN



         1. THIS FIRST AMENDMENT shall only amend that Section specified herein and the remaining provisions of the Plan not so amended are hereby ratified and affirmed.

         2. Section 15.2 of the Plan is hereby amended and restated as follows:

         15.2 Share Withholding. With respect to withholding - required upon the exercise of Options, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event, Participants shall satisfy all Federal, state and local tax withholding requirements by having the Company withhold Shares (to the extent that Shares are issued pursuant to the Award) having a Fair Market Value on the date the tax is to be determined equal to the maximum marginal total tax which would be imposed on the transaction.

         3. This First Amendment shall be effective June 30, 1993.

                                SECOND AMENDMENT
                                     TO THE
                              DEL WEBB CORPORATION
                       EXECUTIVE LONG-TERM INCENTIVE PLAN


         1. THIS FIRST AMENDMENT shall only amend that Sections specified herein and the remaining provisions of the Plan not so amended are hereby ratified and affirmed.

         2. Section 6.10 of the Plan is hereby amended as follows:

         6.10 Nontransferability of Options. The Human Resources Committee of the Board of Directors, in its discretion, on a case-by-case basis, may allow a Participant who has been granted an Option under the Plan to assign or otherwise transfer all or a portion of the rights under the Option to a family member or members, or to a trust or similar entity (including a family limited partnership) benefitting such family member or members, subject to such restrictions, limitations, or conditions as the Human Resources Committee deems to be appropriate.

         3. Section 7.3 of the Plan is hereby amended as follows:

         7.3 Transferability. The Human Resources Committee of the Board of Directors, in its discretion, on a case-by-case basis, may allow a participant who has been granted Shares of Restricted Stock under the Plan to assign or otherwise transfer all or a portion of the rights under the Shares of Restricted Stock to a family member or members, or to a trust or similar entity (including a family limited partnership) benefitting such family member or members, subject to such restrictions, limitations, or conditions as the Human Resources Committee deems to be appropriate.

         4. Section 8.7 of the Plan is hereby amended as follows:

         8.7 Nontransferability. The Human Resources Committee of the Board of Directors, in its discretion, on a case-by-case basis, may allow a Participant who has been granted Performance Units under the Plan to assign or otherwise transfer all or a portion of the rights under the Performance Units to a family member or members, or to a trust or similar entity (including a family limited partnership) benefitting
         such  family   member  or  members,   subject  to  such
         restrictions, limitations, or conditions as the Human Resources Committee deems to be appropriate.

         5. This second amendment is pursuant to a Board of Directors resolution dated June 20, 1996, and is effective as of that date.


                                                DELL WEBB CORPORATION



                                                By: /s/ Robertson C. Jones
                                                  -----------------------------
                                                        Robertson C. Jones
                                                        Vice President